June 22, 2011
Continued Market Leadership
through Execution and Innovation
Investor Day
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

June 22, 2011
Introduction
Rick Rodick
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1
Introduction Rick Rodick
Vice President, Investor Relations
9:00 – 9:05
Opening Remarks Rich Daly
Chief Executive Officer
9:05 – 9:20
Strategy Overview Tim Gokey
Chief Development Officer
9:20 – 9:40
Bank/Broker-Dealer
Communications (ICS)
Bob Schifellite
President, Investor Communication Solutions
9:40 – 10:00
Mutual Fund Solutions (ICS) Gerry Scavelli
President, Mutual Fund Solutions
10:00 – 10:20
Break 10:20 – 10:35
Corporate Issuer Solutions (ICS) Bob Schifellite
President, Investor Communication Solutions
10:35 – 10:50
Global Technology and
Operations Solutions (SPS)
John Hogan
President & Chief Operating Officer
10:50 – 11:15
Financial Overview Dan Sheldon
Chief Financial Officer
11:15 – 11:35
Closing Remarks Rich Daly
Chief Executive Officer
11:35 – 11:45
Q&A 11:45 – 12:15
Product Demonstrations 12:15 – 1:30
Agenda

2
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our
Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of
Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients;
Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-looking statements
The fiscal year 2011 financial guidance amounts included in these presentations were provided in the Company’s May
10, 2011 earnings materials and are available on the Company’s website at
www.broadridge-ir.com.
Fiscal Year 2011 Guidance

3
Use of non-GAAP financial measures
This presentation includes certain Non-GAAP (generally accepted accounting principles) financial measures in describing
Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial
Solutions, Inc., which owns the copyright.
Use of material contained herein
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data
Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of
ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.
Pre-Spin financial information

June 22, 2011
Opening Remarks
Rich Daly
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1
1
Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >40 years
Strong position in large and attractive markets
– Leader in investor communications and securities processing
– Resilient through crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Ample room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with shareholders
– Highly engaged associates—one of the best large companies to work for in NY
1.   As recognized by the NY Society of Human Resources in 2008-2011

2
Consistent shareholder returns through
careful capital stewardship
Strong expected Total Shareholder Return (TSR) over next three years through a balanced return model with low risk to investors
– Mid-to-high single-digit revenue growth in current and adjacent markets
– Mid single-digit margin expansion by leveraging scale
– Continued commitment to return cash to shareholders
Shareholder-focused use of cash
– High-return internal investments to maintain our commitment to the
Service Profit Chain
– Carefully-targeted, tuck-in acquisitions to address emerging customer needs
– Decisive, and timely, divestitures when necessary
– Excess capital routinely returned to shareholders (>$700M since spin)
Delivered TSR greater than S&P 500 since spin-off

3
We have led the industry in shareholder value
creation through challenging times
DST
Systems
-9.4
-6.3
Fidelity
National
-5.4
-0.4
Fiserv
3.6
Broad-
ridge
6.2
Jack
Henry
10.4
Annual TSR %, 2007–11
S&P 500
1.2%
Broadridge delivered strong shareholder value
through the financial crisis
1. TSR for Computershare is shown in US Dollars. TSR in Australian Dollars over this period was 7.5%
Note: Peer group based on composite of Financial Processing & Outsourcing and Investment Services, Software and
Technology companies with market capitalization >$1B from BAML Financial Technology Sector Analysis. Peer group excludes companies that do not compete with Broadridge.
Computer-
share
1
SEI Invest-
ments

ProxyEdge®

THE BLACK BOOK OF OUTSOURCING

Matrix FINANCIAL SOLUTIONS

City Networks

ACCESSDATA

NEWRIVER

Broadridge

4
Our market position is differentiated
and sustainable
1. All metrics are for FY11 (forecast), except  for % FCF returned to shareholders which is for the period from April 1, 2007 through March 31, 2011
2. ROIC calculated as (After-tax EBIT) / (Shareholder Equity + Debt – Cash)
3. CFROI represents the current year’s cash return on the total cash invested in the business (in today’s dollars)
New businesses Revenue growth Returns and FCF
Investor Communication Services Securities Processing Services
Ranked #1
Brokerage Service
Outsourcing
Provider (2010)
500 clients
in 50
countries
Processes
>$3.5 trillion
in FI trades
per day
Tuck-in acquisitions and
partnerships within clear and
strict guardrails
$B
2.4
2.0
1.6
2010 2006
Growth through
crisis and recession
ROIC 17%
CFROI
28%
FCF yield
11%
47%
•
Proxy services for >85%
of outstanding
shares in North America
•
Processed 1.1 trillion
shares in 2010
•
Used by >4,000
institutions globally
•
Eliminates >50%
of physical mailings
• 100K votes through mobile apps in first
two months since launch
% FCF returned
to shareholders
Broadridge is well positioned to accelerate growth
and continue driving significant free cash flow
5% CAGR
2
3
1

5
1
1
Investor Communication
Services
Securities Processing
Services
We are the leader in several markets
Market Rank
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1. Rank by market share

RBC Financial Group
E*TRADE
JPMorgan
State Street
Barclays Capital
AllianceBernstein
Deutsche Bank
BNP Paribas
Merrill Lynch
UBS
charles SCHWAB
Scotia Capital

Broadridge

6 Our vision is clear Leading provider of investor communications and technology-driven solutions to broker-dealers, mutual funds, and corporate issuers globally

7
We are building a strong future
Small-cap financial services
outsourcing company with a strong
position serving U.S. brokerage
industry
Leading provider of investor
communications and technology-driven
solutions to broker-dealers, mutual
funds, and corporate issuers globally
Indispensible industry communication
and transaction hub expanding
selectively into natural adjacencies
Leading global middle- and back-office
solutions provider
Great core ICS business
Scalable trade processing business
Shareholder value focus with
commitment to reduce debt
Proven shareholder value focus with
strong return of cash and targeted
growth investments
Our history Our future
Continued strong financial discipline

8
Commitment to the Service Profit Chain
Top quartile
Total Shareholder Return
Financial
strategy
Portfolio
Operational
excellence
Leading market positions
World-class
operations and
service
Focused on managing three pillars
of value creation
Value-creating
management of
a complex
portfolio
Strong cash
flows for our
shareholders
1 2 3

9
Since spin-off, we have focused on the
drivers of TSR
TSR driver Key actions
Portfolio
Drive profitable growth
Spending >$300M annually on technology
Introduced >20 new products since spin-off
Made several strategic acquisitions
Divested Ridge and pruned underperforming products
Operational
excellence
Improve margins by leveraging scale
Migrating data center from ADP to IBM
Smart-shoring – 20% of associates now in India
Strict financial controls
Financial
strategy
Generate strong cash flow for our shareholders
Paid down debt to 1:1 Adjusted Debt/EBITDAR within 18 months of spin
Doubled dividend in 2010, increased by further 7% in 2011
(current yield 2.7%, payout ratio 35%)
Repurchased 24M shares since spin, with additional 8M available for repurchase
In last four years we have strengthened our position,
restructured our portfolio and returned significant cash
1. Adjusted Debt-to-EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)
1
2
3

10
Our future is bright, even assuming weak
market environment continues
Grow revenue by 6–9%
Increase EBIT margins
from ~13% to 17-19%
Continue shareholder-
friendly use of cash
Top-quartile TSR
Well-positioned for high single digit revenue growth
Continue to deliver top-quartile TSR
Next
three
years
(FY11–
FY14)
FY15+
Careful capital stewardship to deliver strong TSR
FY14 estimate
2.6–2.9
1.9-2.1
0.7-0.8
FY11 guidance
2.2
1.6
0.6
ICS SPS
Revenue ($B)
6–9% CAGR

11
ICS is a highly defensible, scalable and recession-resistant business with new growth opportunities
SPS is a market share leader in mission-critical services with high client retention and emerging growth opportunities
Industry trends becoming tailwinds instead of headwinds
Broadridge is an emerging growth story with mid-to-high single digit revenue growth and expanding margins over the next several years
Results-driven, deeply-experienced management and associate team aligned with shareholders and focused on delivering TSR through the
Service Profit Chain
Strong free cash flow generation and multiple business opportunities to achieve top-quartile TSR results
Broadridge's investment thesis

June 22, 2011
Continued Market Leadership
through Execution and Innovation
Strategy Overview
Tim Gokey
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

1 Strategy discussion Large markets with favorable macro-trends Broadridge’s unique position Our evolving strategy

2
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications (ICS) is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
Examples
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Sources: BCG, Bain, Patpatia, Broadridge estimates

3
Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations (SPS) adds
~$14B to our addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Examples
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

4
Favorable macro trends
Industry trends Implications for Broadridge
Increasingly strict requirements are creating
new demand for our services
Broadridge’s content, connectivity, and unique
channels create new competitive advantages
Will drive higher margins over time
Broadridge participates in markets with strong
underlying growth many times that of GDP
Financial innovation creates new client needs
Similarly, increasing complexity increases need
for our services as clients focus on core
activities
Broadridge’s unique global platform increases
our competitive differentiation and positions us
to meet new client needs
Regulatory change
Move to e-delivery
Asset, trading, and stock
record growth
Increasing complexity
and innovation
Globalization

5
Broadridge has built a uniquely
advantaged position
Indispensible information and transaction hub for
financial services industry
Deep, lasting client relationships driven by strong value
proposition and excellent service
Industry-leading platforms that enable scaling up in
existing and new markets

6
Broadridge has a diverse client and
revenue base
As normally
described
By who pays
Broadridge
as agent
Brokers—Middle and
Back Office
Brokers—
Communications
Issuers
Mutual Funds
Total revenue percentage by client group, FY11
Brokers
Issuers
Mutual Funds
90
28
15
3
29
7
28

RBC Financial Group

E*TRADE

JPMorgan

STATE STREET

BARCLAYS CAPITAL

AllianceBernstein

Deutsche Bank

BNP PARIBAS

Merrill Lynch

UBS

charles SCHWAB

Scotia Capital

Broadridge

7 Our vision is clear Leading provider of investor communications and technology-driven solutions to broker-dealers, mutual funds, and corporate issuers globally

8
Our strategy is to leverage our market role
to expand our client relationships
Reinforce role as the industry thought leader to lead e-transition
Drive growth in adjacent markets through new organic or
acquired solutions
Grow core
Bank/Broker-Dealer
Communications
Build leading data-
driven Mutual Fund
Solutions Provider
Leverage unique data hub position and leading role in the
BBD market
Grow retirement trade processing, data aggregation, marketing communication and proxy/solicitation services
Grow Issuer
Solutions
Capitalize on position in beneficial processing to expand direct relationship with issuers
Expand registered proxy, transfer agency, and enhanced
Issuer services
Grow Global
Technology and
Operations
Solutions
Leverage market-leading global platform to expand current
relationships and enter new adjacencies
Grow global processing and BPO businesses; selectively
pursue other adjacencies
Multiple ways to win

9
We will continue to strategically shape
our business portfolio
Acquisitions are another way of carrying out our growth
strategy—they give us additional ways to win
Prudent portfolio management philosophy with clear
ownership logic
Strict M&A criteria with focus on carefully-targeted, tuck-in acquisitions to address emerging customer needs
Strong track record of M&A success and ability to timely divest non-core assets
Consistent with our commitment to
shareholder-focused capital stewardship

10
We have clear criteria for acquisitions
Tightly linked to Broadridge’s strategic priorities
Broadridge must be a natural owner
Emphasis on leveraging Broadridge core assets
Accretive to growth, margins, and earnings
Revenue growth accretive
Margin accretive after integration
GAAP EPS accretive after year two
>20% IRR in conservative business case
Primary focus on "tuck-in" sized businesses
High confidence in ability to execute
Focused on tuck-in acquisitions that
drive our strategy

11
Our M&A track record is strong overall
Acquisitions and divestitures
are an important part
of strategically managing our business
Divested, freeing up $250M
of shareholder capital
Product
Year
acquired
Revenue
when
acquired ($M)
Revenue
FY11E ($M) CAGR
Impact
1996 <2 81 31%
MBSE
1999 <1 7 19%
Dataphile
2004 19 43 13%
Access Data
2009 10 15 23%
Ridge
2004 81

12
Why we are confident
Strong brand trusted by clients
Unique market position with an
extensive network of clients
Deep industry expertise in core
markets and natural adjacencies
Brand Strength, 2010
Source: CoreBrand
89%
71%
Favorable
Impression
Would Consider
(Unaided)

13
Tangible progress against
strategic focus areas
Positioned well on
Concept Release,
NYSE Pricing
Review
Created $15M+
EBIT opportunity
with NewRiver,
postage restructure
Continued to
implement MSSB
Acquired Forefield;
launched Advisor
Mailbox and Mobile
ProxyVote; initiated
Volly Digital Mail
partnership
Bank/Broker-Dealer
Communications
Grew
Registered
Proxy by 300+
clients
Integrated
StockTrans;
growing TA at
greater than
one client per
week (72 TA
wins FY
to date)
Hosted
Shareowner
Forums for
Coca-Cola and
Best Buy
Issuer
Acquired Matrix
Launched Market
Intelligence,
signed 90% of
ETF assets in six
months
Signed Schwab
Mutual Fund
Marketplace
Launched
Optimal Proxy
Won major
regulatory
communications
contract
Mutual Funds
Signed largest-ever
back-office deal
Continued progress
as de facto Fixed
Income industry
standard
Acquired City
Networks
Closed Clearing sale;
on-boarded Penson
Canada
Signed major Global
Outsourcing Contract
Bank/Broker-Dealer
Processing

14 Conclusion Broadridge is well-positioned in large, attractive markets We have a clear strategy for growth Elements required for success are already in place We are making tangible progress

Financial Overview
Dan Sheldon
June 22, 2011 © 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1
Top-quartile
Total Shareholder Return
6–9%
revenue
growth
Financial strategy
Portfolio
Operational
excellence
Drive organic growth
in current markets
Exploit adjacent
market opportunities
Leverage economies
of scale
Further optimize
infrastructure
Generate strong FCF
enabled by high ROIC
Continue returning
large share of FCF to
shareholders
Margin
expansion
from 13% to
17–19%
1. EBIT margins are expected to be ~13% in FY11 guidance and are expected to expand to ~17-19% by FY14
We plan to deliver top-quartile Total
Shareholder Return (TSR) through FY14
35% payout
that currently
yields 2–3%,
plus buybacks

Top-quartile
Total Shareholder Return
Portfolio
Drive organic growth
in current markets
Exploit adjacent
market opportunities
Broadridge expects mid-to-high single-
digit revenue growth through FY14
6–9%
revenue
growth
1. EBIT margins are expected to be ~13% in FY11 guidance and are expected to expand to ~17-19% by FY14

By FY14, we plan to grow recurring
revenues by $300-600M
FY14
estimate
~$2,500–2,800M
FY11
guidance
~$2,200M
Market growth
Net new business
Tuck-in acquisitions
Anticipated growth is recurring and highly sustainable
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.

1–2% annual growth from increase
in market volumes
FY14
estimate
~$2,500–2,800M
~$70-130M
FY11
guidance
~$2,200M
+1–2%
CAGR
Recurring revenue
Driven by growth
in traded
securities
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Market
growth

3–4% annual growth from
net new business
~$200-300M
~$70-130M
FY11
guidance
~$2,200M
FY14
estimate
~$2,500–2,800M
+1–2%
+3–4%
CAGR
Recurring revenue
Driven by closed
sales and client
retention
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Market
growth
Net new
business

Tuck-in acquisitions are anticipated to
add 1–2% to annual growth
FY14
estimate
~$2,500–2,800M ~$70–130M
~$200-300M
~$70-130M
FY11
guidance
~$2,200M
+1–2%
+3–4%
+1–2%
CAGR
Recurring revenue
Driven by
strategic
tuck-in
acquisitions
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Market
growth
Net new
business
Tuck-in
acquisitions

Total expected annual growth of
5–8% through FY14 from recurring
FY14
estimate
~$2,500–2,800M ~$70–130M
~$200-300M
~$70-130M
FY11
guidance
~$2,200M
+1–2%
=5–8%
+3–4%
+1–2%
CAGR
Recurring revenue
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Market
growth
Net new
business
Tuck-in
acquisitions

Event-driven should provide
additional opportunity
~$200-300M
~$70-130M
~$2,200M
FY11
guidance
~$70–130M
FY14
estimate incl.
event-driven
~$2,600–2,900M
Event-driven FY14
estimate
~$70M
~$2,500–2,800M
Potential upside
+1–2%
=5–8%
+3–4%
+1–2%
CAGR
+~1% =6–9%
Recurring revenue
Primarily
mutual fund
activity
(MF proxies)
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Market
growth
Net new
business
Tuck-in
acquisitions

Portfolio

6–9% revenue growth

Financial strategy

35% payout that currently yields 2–3%, plus buybacks

Broadridge

Scale and key initiatives
Top-quartile
Total Shareholder Return
Leverage economies
of scale
Further optimize
infrastructure
Margin
expansion
from ~13% to
17–19%
1. EBIT margins are expected to be ~13% in FY11 guidance and are expected to expand to ~17-19% by FY14
1

Operational
excellence

By FY14 we plan to expand EBIT margin
to ~17% from recurring revenues
12.7–13.4%
FY11
guidance
FY14
estimate
(recurring +
key initiatives)
16.7–17.4%
Economies of scale
(core plus
acquisitions)
Key initiatives

120–150bps margin improvement due to
growth under economies of scale
FY14
estimate
(recurring)
FY11
guidance
13.9–14.9%
Economies
of scale
(core plus
acquisitions)
FY14
estimate
(recurring +
key initiatives)
12.7–13.4%
120–150bps
16.7–17.4%
3–4%
CAGR
Revenue
growth
leverages
scale

Additional 250-280bps margin expansion
from implementation of current projects
Key initiatives
250–280bps
FY14
estimate
(recurring)
13.9–14.9%
FY14
estimate
(recurring +
key initiatives)
16.7–17.4%
12.7–13.4%
Economies
of scale
(core plus
acquisitions)
120–150bps
FY11
guidance
+6%
3–4%
CAGR
Implementation
of IBM,
Penson, MSSB
& restructuring

Total EBIT margin improvement of
~400bps by FY14 before event-driven
FY14
estimate
(recurring +
key initiatives)
16.7–17.4%
Key initiatives
250–280bps
FY14
estimate
(recurring)
13.9–14.9%
Economies
of scale
(core plus
acquisitions)
120–150bps
FY11
guidance
12.7–13.4%
=9–10% +6%
3–4%
CAGR

Further potential upside from
event-driven revenues
12.7–13.4%
Key initiatives
17.6-18.9%
Event-driven
250–280bps
FY14
estimate
(recurring)
90–150bps
FY14
estimate
(recurring +
key initiatives)
13.9–14.9%
Economies
of scale
(core plus
acquisitions)
120–150bps
FY11
guidance
16.7–17.4%
=9–10% +6%
+2–3%
3–4%
=11–13%
CAGR
FY14 estimate
(recurring +
key initiatives
+ event-driven)

By FY14 cash generation planned to expand
to $270-315M, plus $20–40M event-driven
$290-355M
Event-driven
$20–40M
FY14
FCF estimate
(non-GAAP)
$270-315M
Core
operations
(recurring
revenue)
$55-100M
Key
initiatives and
restructuring
~$45M
FY11
FCF guidance
(non-GAAP)
~$170M
FY14 FCF
estimate (non-
GAAP) incl.
event-driven

Financial strategy
Top-quartile
Total Shareholder Return
Financial strategy
Generate strong FCF
enabled by high ROIC
Continue returning
large share of FCF to
shareholders
35% payout
that currently
yields 2–3%,
plus buybacks
1. EBIT margins are expected to be ~13% in FY11 guidance and are expected to expand to ~17-19% by FY14

Since spin-off, we have reduced “spin
debt” and returned capital
Change
in cash
207
155
395
Dividends
214
394
Freed-up
capital
266
FCF
(non-
GAAP)
1,099
Capex
193
Cash flow
from
operations
(GAAP)
1,292
Use of cash FY07–11, $M
Focus on prudent capital stewardship
1. Gross buy-backs of $509 less proceeds from stock option exercises of $115
2. FY11 ending cash midpoint of $250 less beginning cash of $43
Buy-
backs
Tuck-in
acquisi-
tions
Debt
reduction
2
1

Our financial strategy is a key part of
our value creation strategy
35% dividend payout, but no less than 60 cents per share
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR ratio  target is 2:1
Excess cash used opportunistically to offset option dilution and reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)
1

Broadridge's TSR math through FY14
Top-quartile
TSR
17–22%
earnings
growth
2–3%
dividend yield,
plus buybacks
Free
cash flow
1-2%
tuck-in
acquisitions
3-4%
organic
growth
1-2%
market
growth
6-9%
revenue
growth
~1%
event-driven
growth
120-150bps
recurring margin
improvement
(3-4% CAGR)
250-280bps
margin improvement
from key initiatives
(~6% CAGR)
Tuck-in acquisitions
Organic investments
90-150bps
event-driven  margin
improvement
(2-3% CAGR)
8-12% earnings
growth from
recurring revenue
1. Based on BCG 2011 Investor Survey
1

20 Financial summary Clear focus on shareholder value – Driving all TSR levers – growth, margins and FCF Strong and disciplined capital stewardship Maintain healthy balance sheet

Appendix

Reconciliation of non-GAAP to
GAAP measures
Period
Cash flow from
Operations
(GAAP), $M
CapEx and
Purchases of
Intangibles, $M
Free Cash Flow
(non-GAAP),
$M
Q4 2007 126 14 113
FY2008 308 47 261
FY2009 277 30 247
FY2010 360 53 307
FY2011 est. 220 50 170
Total 1,292 193 1,099
Note: Numbers may not add up due to rounding

June 22, 2011
Bank/Broker-Dealer Communications (ICS)
Bob Schifellite
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1
Our clients have complex communication
and transaction processing needs
Broadridge simplifies complex processes
Bank/broker-dealers
Corporate
issuers
Individual
investors
Mutual
funds
Institutional
investors

2
Bank/broker-dealers
Corporate
issuers
Mutual
funds
Institutional
investors
Broadridge is the transaction and
information hub for the financial industry
Broadridge connects the financial services industry
Individual
investors

3
Regulatory communications
– Beneficial proxy, interims, etc.
for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade
confirmations and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions, etc.
What we do
Communications
sent to >110M
accounts
Over 4,000
institutions use our
platform globally
~165M email
deliveries for proxy
and interims
Represent >85%
shares in US
Clear market leader
in global proxy

4
Total Bank/Broker-Dealer market >$4B
fee revenue
Emerging and global
communication products
Advisor services
Global proxy and
communications
Tax reporting and outsourcing
Securities class actions
Existing core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Natural adjacencies
International tax
reclaim
Enterprise
archiving
On-boarding, etc.
Deeply penetrated in core businesses with large growth
potential in emerging and adjacent markets
Examples
$2.0B
$1.3B
$0.9B

5
Our unique competitive advantage
Strong market position—indispensible data hub connecting Bank and Broker–Dealers
(BBDs) to thousands of issuers/mutual funds and 100+ million shareholders
Thought leadership leading to numerous innovations
– First/only certified voting results
– First e-delivery, phone voting, web voting, mobile platform, etc.
Proprietary systems, network and databases
– ProxyEdge® – institutional voting and record keeping platform
– Preference and consent database
Established relationships with majority of BBDs
Unmatched scale
Proven service quality with highest-level data security (ISO 27001)
High degree of transparency—we have engaged industry community to serve as our
Steering Committee since 1993

6
Our growth strategy
Lead in a changing corporate governance environment to drive industry benefit and new revenue
Leverage unique multi-channel capabilities (e.g. content,
compliance, connectivity, delivery channels) to drive new growth
Build on our success in our core markets to expand our
emerging products and global services
Leverage enhanced capabilities to drive growth in the Customer
Communications business
1
2
3
4

7
SEC's recent Concept Release
comments have confirmed current
proxy approach works well
Regulatory change will drive new
opportunities
– Enhanced broker Internet
platforms e.g., Investor Mailbox
– End-to-end vote confirmation
– Client-directed voting
– Strong push to increase retail
vote participation
– Virtual shareholder meetings
– Shareholder forums
Meredith Cross,
Director, Corporation
Finance Division, SEC
WSJ, 15 July 2010
1
"We believe overall the
system is working"
"...It can certainly work
better"
Lead in a changing environment to drive
industry benefit and new revenue

$4.79
$2.57
2002
2010

$0.47
$1.37
Beneficial
Registered

Broadridge

8
Broadridge is well-positioned in the
pricing review
Broadridge technology enabled nearly
7% annual cost savings for issuers
(~45% overall decrease)
vs.
Regulated beneficial vs.
unregulated registered prices
Total issuer cost per position
Prices in unregulated (registered)
market are nearly 3x the regulated
(beneficial) market, despite higher
complexity of beneficial processing
–7% CAGR
1
1
2
1. Printing, paper, postage and fees per average position.   2. Average processing fee only per non-notice & access delivery; source:
Compass Lexecon, May 2010 – Comparison of over 12,000 registered and beneficial invoices

1 of 3
01. DIRECTORS
Directors recommend a vote FOR election of the following nominee(s):
Craig Campbell
Joseph Kozak
Vote For All
Withold All
Vote for All Except Selected

Broadridge

9
Regulatory changes create
new opportunities
Regulations are increasingly making the process more complex
We continue to offer solutions to meet the new regulatory complexities
– Notice and Access
– Say-when-on-pay
– Access to the Proxy (proposed)
Leverage technology to increase investor vote participation
Incorporate elements of broader e-solutions and
multi-channel access
– Virtual Shareholder Meetings
– Shareholder forums
1

Plan for
your road ahead
Investor View

Broadridge

10
rd
Drive multi-channel and e-solutions
across the business
Create aligned value proposition for clients and investors through better content in the format desired
Leverage unique multi-channel capabilities (e.g. content, compliance, connectivity, delivery channels) to drive new growth
Enhance client web-portal
with our mailbox solutions
Email
Web
portals
Social
media
Digital
mail
Client and
3 party
channels
Allow clients to use new channels without
a significant upfront investment
Drive adoption of e-delivery using
proprietary e-platform
Provide tools for distribution of personalized broker
welcome kits, enhancement of annual portfolio reviews, etc
Physical
2

Emerging products and global business—fee revenue
~$60M
$17M
FY05
FY11 estimate

11
Drive growth in emerging products and
global services
Build on Global Proxy to develop a broader global business serving
Banks, Brokers and Issuers (e.g. Tokyo Stock Exchange, Euroclear)
Drive a portfolio of emerging products for banks, brokers
and advisors
~24% CAGR
Market opportunity > $900M
3

MorganStanley SmithBarney

VOLLY

Pitney Bowes

Broadridge

12
Grow Customer Communications business
Complete on-boarding of Morgan Stanley
Smith Barney
Leverage our multi-channel capabilities to
bridge migration to electronic channels
and provide better investor experience
Expand scope of current product set with
enhanced capabilities
– Digital data management
– Archival and reporting
4

13
Continued market leadership
Strong position in current
regulated markets
Well-positioned for
"e"-leadership
Market momentum in
emerging and global
products
FY11 guidance
~$1,570M
FY14 estimate
~$1,350M
~5% CAGR
Revenue

Appendix

15
Key terminology:
Registered vs. beneficial shareholders
A registered shareholder holds shares directly in their
name, in certificate or book-entry form, and is listed on
the records of a corporation as owner of the
corporation's stock
A beneficial shareholder holds the shares of a
corporation in the name of a broker/dealer, custodian,
or bank nominee but enjoys the same benefits of
ownership that a registered shareholder would have

June 22, 2011
Mutual Fund Solutions (ICS)
Gerry Scavelli
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1
Mutual Fund trade
processing in the defined
contribution/trust space
(Matrix)
Data aggregation and
analytics (Access Data)
Marketing/Regulatory
communications including
content (NewRiver)
Registered proxy and
solicitation
What we do
Service
relationships with
every mutual fund
Market intelligence
for 90% of ETF
assets
Leading
independent
defined-contribution
trade processor
Leading marketing
communication
provider to 401(k)
administrators
~ 50% share of
Registered Mutual
Fund proxy market
Leading electronic
database for mutual
fund prospectuses

2
Strong progress in the last three years
2009
Major wins:
BlackRock,
iShares, State
Street SPDR,
Invesco
PowerShares
Dec-2008
Reorganization
of ICS into BBD
and Mutual
Funds
May-2009
Access
Data
acquisition
Jan-2011
Matrix
Acquisition
Oct-2010
Market Intelligence
ETF client wins
represent > 90% of
all ETF assets
Dec-2010
Optimal Proxy
launch,
Fidelity 401(k)
win
Dec-2010
First Market
Intelligence
mutual fund
client in
production
May-2011
Access Data
doubles client
base
Aug-2010
NewRiver
Acquisition

3 Large and growing underlying market Source: Aite —Q4 2010, ICI 8.4 2005 2010 Non-retirement Retirement 3.4 7.2 11.8 5.0 4.6 Mutual fund and ETF assets, $T ~7% CAGR

4
Fund
processing/
transfer agent
3rd party mutual fund spend on
support services ~$115B
Current Broadridge's
target market ~$3.5B
$50B
$45B
$7B
Investment
management
Distribution
and
underwriting
$0.6B
Marketing
communications
Retirement
processing
Data
aggregation
Proxy /
solicitation
~$0.1B
Addressable Mutual Fund market ~$3.5B
fee revenue
Fund
administration
Natural
adjacencies
$13B
$0.6B
$0.6B
$1.7B

5
Bank/broker-dealers
Corporate
issuers
Mutual
funds
Institutional
investors
Broadridge is the transaction and
information hub for the financial industry
Broadridge connects the financial services industry
Individual
investors

6
Our unique competitive advantage
Long-standing relationships across industry
Serve every mutual fund and majority of bank/broker-dealers
Unique data capabilities
Proprietary platform to allow mutual funds to understand their clients
Innovative business applications that address unique industry issues such as compliance and distribution payments
Largest electronic repository for mutual fund compliance data
Industry-leading ICS products with unmatched scale
Leverage to create cost-effective products for mutual funds
Leading positions in several niche markets
Defined contribution trade processing
Data aggregation and analytics
Electronic mutual fund prospectuses
401(k) marketing communications

7
Our growth strategy
Drive retirement fund transaction processing
Grow data aggregation, management and reporting services
Leverage Investor Communications product set and scale for
mutual funds
Increase market share in mutual fund proxy/solicitation
Create the leading data-driven mutual fund solutions provider
1
2
3
4

8
Drive retirement fund
transaction processing
Automated processing
Same-day market portal
Single net settlement
Reduced cost
Improved accuracy
Data hub
& processing
engine
Matrix overview
1. Assets Under Administration
Leverage Broadridge relationships,
processes and sales organization
1
Over 130
Third Party
Administrator
clients with
~$30B in AUA
Over 200 bank/trust
clients with
~$100B in AUA
Over 500 mutual
fund families with
~25,000 funds
1
1

9
Growing retirement assets
Recurring contributions
Convert in-house processors to BR platforms
and/or services
Matrix's unique growth opportunities
1. TPA = Third-Party Administrator
1
Capture new plans within existing 401(k) clients
Leverage BBD relationships with Open
Architecture, RetireToolkit
Capture underlying
organic growth
Take advantage of
platform "lift-out"
opportunities
Gain share in TPA
and Bank/Trust
markets
1

10
Chosen by dozens of
brokerage, advisory and
banking institutions to
service and grow their
open architecture
retirement plan
businesses
Create unique benefits
for Bank/Broker-Dealers
and their F/A’s
Model is readily
expandable to other
Bank/Broker-Dealers
Brokerage example: Open Architecture
and RetireToolKit
Increased sales by
assisting F/A’s build
proposals, generate
and monitor plans
Increased revenue
capture
Improved compliance
Higher beneficiary
returns
1

ICS hub
Access Data
rules engine
Broker 1
Broker 2
Broker 3
Broker 4
Broker 5
Broker 6
Fund 1
Fund 2
Fund 3
Fund 4
Fund 5
Fund 6
Broker 1
Broker 2
Broker 3
Broker 4
Broker 5
Broker 6
Fund 1
Fund 2
Fund 3
Fund 4
Fund 5
Fund 6
Market intelligence
Sales reporting
Wholesaler/distributor
compensation
22c(2)–compliance
State tax reporting
Some examples of
Access Data services
Grow data aggregation, management
and reporting services
2
Broadridge
11
Existing data exchange process
is inefficient
Broadridge creates efficiency
and opportunities

12
Leverage ICS connectivity to enable unique data-
driven capabilities (e.g. market intelligence, sales
reporting, compliance, etc.)
Industry Hub for distribution payments and fee
processing at new levels of trust and accuracy
New market for Access Data
Charles Schwab relationship
Cross-selling opportunities
Access Data's unique growth opportunities
2
Leverage investor
communication hub
Leverage Broadridge
position with brokers
Distributor Data
Exchange

13
Today 1999 – Access Data
acquisition (2009)
540+
60
30
60
Client
runway via
Schwab
Charles Schwab example
Exclusive data aggregator co-branded with Schwab to service marketplace fund complexes
Explicit authorization to provide core product set and services to 600 mutual fund complexes using Schwab's data for Schwab's compliance
responsibilities
Revenue opportunity for funds to hire Broadridge directly to address compliance and other needs for all other distributors
Access Data
clients
2
Number of clients
2012
estimate

14
Leverage Investor Communications
product set and scale for mutual funds
3
Apply existing Bank/Broker-Dealer products to
mutual funds
– Marketing materials
– Statements
– Confirms
– Prospectuses
Develop new products for mutual funds
– Department of Labor – Fee Disclosure
– Summary Prospectus

15
Increase market share in mutual fund
proxy/solicitation
4
Leverage our innovative Optimal Proxy solution
– Scientific approach
– Enhanced shareholder experience
– Cost efficiency
Increase market share in annuity space
– Annuity Partner Solutions

16
Our growth ambition
Established client
relationships
Unique data capabilities
ICS products and scale
Strong positions in
niche markets
Leading data-driven
mutual fund solutions provider
Revenue
~23% CAGR
~$60M in
FY09
~$160M
~$370M
FY11 guidance
with Matrix
annualized
FY14 estimate

June 22, 2011
Corporate Issuer Solutions (ICS)
Bob Schifellite
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1
Bank/broker-dealers
Corporate
issuers
Mutual
funds
Institutional
investors
Broadridge is the transaction and
information hub for the financial industry
Broadridge connects the financial services industry
Individual
investors

2
Beneficial proxy service
Registered shareholder
communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry,
ownership transfers,
dividend calculation, etc.
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global services
What we do
Service
relationships with
>6,000 issuers
Direct relationships
with 45% Fortune
500 companies
Notice & Access
analytics for over
1,500 issuers
Adding one
Transfer Agency
client per week
Over 60
Shareholder Forums/
Virtual Annual
Meetings

Transfer agency
$1.0B
$1.1B
$0.4B
$0.5 B

Broadridge

3
Large attractive Corporate Issuer market
Investor communications
Shareholder forums
Virtual shareholder
meetings
IR websites
Solicitation
Other
Other adjacencies
Entity management
Board services
Exchange listing services, etc.
Shareholder data/analytics
Issuer analytics
Ownership data
Targeting, etc.
Examples
Total market = $3B+ fee revenue

4
Our unique competitive advantage
Market Position
– only full service provider of shareholder
communications to all shareholders
Relationships
– relationships with and connectivity to virtually every
US broker–dealer create a unique network that facilitates shareholder communications and intelligence
Unmatched Scale
– able to leverage one billion plus shareholder
communications annually as well as record-keeping, corporate actions and other shareholder account servicing for about 40 million brokerage accounts
Unmatched Data
– unique dataset of investors and positions allows
Issuers to most effectively reach their shareholders
Thought Leadership
– unmatched expertise to innovate the proxy
process and guide Issuers through a complex regulatory environment

5
Our growth strategy
Leverage strong beneficial proxy service relationships
Continue to take share in registered proxy market
Build a leading transfer agency business by
transforming industry
Scale new enhanced and global issuer solutions

Broadridge Brand Strength Among Corporate Issuers

100%
89%
61%
Awareness (Aided)
Favorability
Consideration (Unaided)

Broadridge

6
Leverage strong beneficial proxy service
relationships
1
%=“Very Well Known”/
“Familiar”
%=“Strongly Favorable”/
“Somewhat Favorable”
%= the number of
Broadridge mentions
Source: Broadridge Brand Study 2010 – Corebrand

7
Continue to take share in registered
proxy market
Number of registered proxy clients
20% CAGR
Our proven success Future growth drivers
Offer unique consolidated
processing and reporting
– Combines beneficial and
registered services
– Helps our clients significantly
streamline their operations
Provide data analytics to
maximize vote return and
reduce mailing costs
Continue aggressive
sales effort
2
Direct relationship
with 1,800 issuers
97% client retention

8
Build a leading transfer agency business
by transforming the industry
Number of TA clients
•
Serve and communicate with all
shareholders
•
Leverage our infrastructure and
scale to be the most cost-effective
provider of TA services
•
Drive shareholder migration from
registered to street to further
streamline and reduce costs
42% CAGR
Our proven success Future growth drivers
3
100% client
retention
Adding one client
per week

The Investor Network
Broadridge
The Coca-Cola Company Shareowner Forum
Shareowner Materials
Vote Your Shares
Go Green

NYSE Euronext.
Welcome to the NYSE Euronext
Broadridge
NYSE Euronext
2011 Annual Stockholders' Meeting

Broadridge

9
Scale new enhanced and global
issuer solutions
Analytics
– Notice and Access analytics
– Stratified mailings
– Investor preferences, etc.
Enhanced Meeting Services
– Shareholder Forums
– Virtual Shareholder Meetings
Global Services
– Serve top nine global custodians
– Proxy share representation
approaching 65% in select markets
– Unique JVs and alliances
– Opportunity to sell services to issuers
globally
4

~$150M
~$70M
FY11 guidance
FY 14 estimate

Broadridge

10 Our growth ambition Large market Unique position Strong recent progress ~29% CAGR $14 M in FY07 Revenue

11 Appendix

12
Key definitions
A beneficial shareholder holds the shares of a corporation in the name of a broker/dealer, custodian, or bank nominee but
enjoys the same benefits of ownership that a registered
shareholder would have
A registered shareholder holds shares directly in their name, in certificate or book-entry form, and is listed on the records of a corporation as owner of the corporation's stock
A transfer agent is hired by a publicly-traded corporation to maintain records of who owns the company's stock and to track the stock purchases, sales, and account balances of registered shareholders

June 22, 2011
Global Technology and Operations Solutions (SPS)
John Hogan
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Continued Market Leadership
through Execution and Innovation

1 Commercial How the investor experiences securities processing

2
Investor
account set
up on system
Investor initiates
order to buy
securities
Confirmation of
all trade details
produced for
investor and
selling broker
Securities are
received in
depository from
selling broker and
paid for
Dividends/interest is
collected from
company and
deposited into
Investors account on
an ongoing basis
Broadridge processing behind the scenes
Client
Set-up
Validation &
Confirmation
Clearing and
Settlement
Asset Servicing
Front office Middle office Back office
Order sent to
proper exchange
Securities are
bought by broker
on exchange and
price is sent back
to investor
Cash is received
from investor
and deposited in
bank account
Statements are
produced and sent
to investor on an
ongoing basis
Back office staff
monitors and
reconciles valuations,
custody of securities,
bank accounts,
dividends and other
corporate actions on
an ongoing basis
Tax reports are sent
to investor and tax
authorities on an
ongoing basis
Broadridge simplifies complex processes
Transaction Capture/
Execution

3
Best-of-breed securities processing
solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point
solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business
process outsourcing (BPO) solutions
Ongoing record of innovation and
thought leadership
What we do
Industry standard
for fixed income
processing, >$3.5
trillion trades daily
Serve 8 of top 10
US broker-dealers
ranked by capital
Unique solution for
global processing
Serve 13 of 20
fixed income primary
dealers
Ranked #1 brokerage
outsourcing services
in 2008, 2009 & 2010

4
Underlying asset markets are growing
Average equity transactions per
day on major US exchanges
Global equity market
capitalization
(M)
30
20
10
0
17% CAGR
20
24
20
18
11
9
8
8
6
4
4
53
($T)
80
60
40
20
0
6% CAGR
57
49
34
64
43
38
32
23
27
31
Asia EMEA Americas
2000 2002 2004 2006 2008 2010 2000 2002 2004 2006 2008 2010
We serve healthy underlying asset markets with strong long-term growth in transactions and asset values
Source: World federation of exchanges

5
Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Large Technology and Operations (SPS)
opportunity
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Examples
Adjacent markets
Middle-office (e.g. Risk)
Buy-side services
Derivative processing
Fixed Income data and
analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B

- **Unique global technology platform provides processing access to over 70 markets**
- **Breadth of asset classes on single "platform"**
- **Leading market position and scale**
- **Flexible business model that can be tailored to unique client needs**
- **Trusted brand**

Broadridge

6 Why we win: Our competitive advantage

7
SPS has been resilient through industry
consolidation and challenges
Over the past five years we have retained 13 of our top 15
customers (one lost due to a merger, and one due to bankruptcy)
Over this period, there have been 9 M&A transactions where one or both parties used our platform. In 7 cases out of 9, we retained the business
Average “significant” conversion on or off Broadridge platform is typically 24 months from date of notice; we are not aware of any near term losses
Our revenue back-log is nearly three times as large as the
average top-15 client
SPS well-positioned going forward

8
SPS has a strong sales trajectory and will
significantly benefit from BR's initiatives
Over the past 3 years we have won 29 of 33 prospects who have switched their securities processing systems in North America
Revenue back-log of ~$76M annualized, associated with 20
current or recently completed on-boarding projects
We expect recurring revenue sales of between $45M and $50M
for the current fiscal year
Approximately 2% in margin improvement will come from
completion of the Penson conversions and the data center
migration to IBM
The migration to IBM will permanently improve the contribution margin from new revenue

9
Five key strategies
Further grow core U.S. middle- and back-office solutions
Grow platform and non-platform BPO globally
Expand international business
Pursue logical adjacencies that leverage our market
position
Improve margins across the business
1
2
3
4
5

10
On-board current client pipeline
Leverage global capabilities to continue
sales momentum
Continue record of innovation and
thought leadership
Leverage IBM alliance
Further grow core U.S. middle- and back-
office solutions
1

11
Large international bank
Institutional equities and fixed income
Displacing current in-house solution
Supporting institutional clients and high-frequency trading
using a full suite of SPS technologies
– Equities processing
– Fixed income processing
– Mortgage Backed Securities processing
– Collateral management
Our largest ever contract at time of sale, with significant
potential for additional organic expansion
Recent new client example
1

12
Leverage our technology platform
Leverage unique onshore and offshore
“domain expertise”
Provide high-value discrete solutions
– Global
– Fixed income
– Reconciliations
Work with IBM to sell Broadridge solutions to
IBM client base
Grow platform and non-platform BPO
globally
2

13
Global processing for a major US retail brokerage
Solution enabling customers access to purchase and sell
international securities in local currencies
Seamlessly integrate with the client's in-house
domestic solution
Significant potential for additional organic expansion
Recent new client example
2

14
Facilitate North American clients such as RBC,
Scotia, State Street, BAML, etc. to expand into
global markets and asset classes
Accelerate providing North American market
access to our Global clients/ prospects such as
Nomura, Mizuho, Barclays etc.
Further penetrate the recently acquired City
Networks global client base with our
processing solutions
Provide our Global clients/ prospects such as
Jefferies with opportunity using our platform to
“internalize” processing for multiple markets
rather than use third party providers
Expand international business
3

15
Global Prime Brokerage
International equities and fixed income securities
Following the acquisition of the Lehman European prime
brokerage business, Nomura needed to rapidly create a new
processing solution
Leveraged the flexibility of our international platforms and implemented the client's books and records and settlement
capabilities in six months
Recent new client example
3

16
Exploring targeted opportunities in near-adjacent markets
where we can leverage our existing capabilities and relationships
Pursue logical adjacencies that leverage
our market position
•
Middle-office
•
Buy-side services
•
Derivative processing
•
Fixed-income data and analytics
4

17
Acquisition increased Broadridge's middle-office capabilities
(reconciliations, multi-asset process automation, operational risk management)
Accelerates Broadridge's international growth, bringing  over 400 new relationships in 40 countries
Extends growing range of solutions and competencies to existing bank/broker and asset management client base
Recent adjacent market expansion
example
4

18
Complete migration of data center from ADP to IBM
Reduce complexity and increase scale by consolidating broker and investor desk top applications over the next two years
Migrate clients on our legacy U.S. centric processing solution to our global solution over the next two years
Fully leverage the intellectual capital and cost effective strategic advantages of our operation in India
Further leverage scalability of our technology platform
Improve margins across the business
5

19
Our market leadership and
growth ambition
Leverage unique and
sustainable geographic
and asset class position as
markets “globalize”
Strong momentum in core
business
Further penetrate global
outsourcing (BPO) market
Continued thought
leadership and innovation
FY11 guidance
~$760M
FY14 estimate
~$600M
~8% CAGR
Revenue

June 22, 2011
Closing Remarks
Rich Daly
Continued Market Leadership
through Execution and Innovation
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

1
ICS is a highly defensible, scalable and recession-resistant business with new growth opportunities
SPS is a market share leader in mission-critical services with high client retention and emerging growth opportunities
Industry trends becoming tailwinds instead of headwinds
Broadridge is an emerging growth story with mid-to-high single digit revenue growth and expanding margins over the next several years
Results-driven, deeply-experienced management and associate team aligned with shareholders and focused on delivering TSR through the
Service Profit Chain
Strong free cash flow generation and multiple business opportunities to achieve top-quartile TSR results
Broadridge's investment thesis